EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2011 Earnings

SAN RAFAEL, Calif., July 19, 2011 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the second quarter of 2011 of $21.3 million and diluted earnings per common share ("EPS") of $0.74. Second quarter 2011 results include accruals for estimated settlement costs equivalent to $0.04 EPS. Second quarter 2011 results compare to first quarter 2011 net income of $22.4 million and EPS of $0.77.

"Westamerica's second quarter net income represents a return on average shareholders' equity of 15.6 percent. We are pleased to be generating relatively high returns for our shareholders under current economic and operating conditions. Our second quarter 2011 net interest margin was 5.38 percent, supported by a relatively low 0.21 percent cost of funding our loan and investment portfolios. With 79 percent of deposits represented by low-cost checking and savings accounts, Westamerica's funding cost will continue to remain relatively low if interest rates begin rising," said Chairman, President and CEO David Payne. "The credit quality of Westamerica's legacy loans remained stable, while non-performing purchased loans continued to decline due to our workout and collection activities. Westamerica's capital levels remain robust with a total regulatory capital ratio of 15.7 percent," added Payne.

Net interest income on a fully taxable equivalent basis was $55.8 million for the second quarter 2011 compared to $56.6 million for the second quarter 2010. The change in net interest income is due to reductions in the net interest margin. Yields on interest-earning assets have declined due to relatively low interest rates prevailing in the market. Economic conditions and deleveraging by businesses and individuals have reduced loan volumes, placing greater reliance on lower-yielding investment securities. Rates on interest-bearing deposits and borrowings have declined to offset some of the decline in asset yields. The second quarter 2011 net interest margin on a fully taxable equivalent basis was 5.38 percent, compared to 5.62 percent for the second quarter 2010.

The provision for loan losses was $2.8 million for the second quarter 2011, unchanged from the prior quarter and second quarter 2010. Second quarter 2011 net loan losses totaled $4.1 million, or 0.83 percent (annualized) of average originated loans. Comparable net loan loss rates were 0.83 percent and 0.64 percent, respectively, for the prior quarter and second quarter 2010. At June 30, 2011, the $33.0 million reserve for loan losses represented 154 percent of nonperforming originated loans and 199 percent of annualized first half 2011 net loan losses.

Noninterest income for the second quarter 2011 increased $549 thousand to $15.3 million in comparison to the prior quarter, primarily due to higher merchant card processing fees, financial service commissions, and other fees. Noninterest income for the second quarter 2011 declined $478 thousand in comparison to the second quarter 2010, primarily due to lower service charges on deposit accounts. New overdraft regulations, effective in the third quarter 2010, have caused a reduction in overdraft fees.

Noninterest expense for the second quarter 2011 totaled $34.3 million, compared to $31.3 million in the prior quarter and $32.1 million in the second quarter 2010. The increase in second quarter 2011 noninterest expense is primarily due to accruals for expected settlement costs, as well as higher loan collection related costs, and higher professional fees. Offsetting these increased expenses is a reduction in deposit insurance assessments due to new assessment rules effective April 1, 2011.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California. At June 30, 2011, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, Westamerica Bancorporation's total regulatory capital ratio was 15.7 percent, and Westamerica Bank's total regulatory capital ratio was 15.6 percent. At June 30, 2011, the Company's assets totaled $4.9 billion and loans outstanding totaled $2.8 billion.

Westamerica Bancorporation Web Address: www.westamerica.com

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2010 filed on Form 10-K and quarterly report for the quarter ended March 31, 2011 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information July 19, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2011

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'11	Q2'10	Change	Q1'11

Net Interest Income (FTE)	$55,837	$56,573	-1.3%	$54,993
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Total Noninterest Income	15,292	15,770	-3.0%	14,743
Noninterest Expense:
Settlements	2,100	--	n/m	--
Other	32,209	32,095	0.4%	31,323
Total Noninterest Expense	34,309	32,095	6.9%	31,323
Income Before Taxes (FTE)	34,020	37,448	-9.2%	35,613
Income Tax Provision (FTE)	12,751	13,887	-8.2%	13,231
Net Income	$21,269	$23,561	-9.7%	$22,382

Average Common Shares Outstanding	28,771	29,207	-1.5%	29,021
Diluted Average Common Shares	28,923	29,568	-2.2%	29,225

Operating Ratios:
Basic Earnings Per Common Share	$0.74	$0.81	-8.6%	$0.77
Diluted Earnings Per Common Share	0.74	0.80	-7.5%	0.77
Return On Assets (a)	1.73%	2.00%		1.84%
Return On Common Equity (a)	15.6%	18.2%		16.6%
Net Interest Margin (FTE) (a)	5.38%	5.62%		5.35%
Efficiency Ratio (FTE)	48.2%	44.4%		44.9%

Dividends Paid Per Common Share	$0.36	$0.36	0.0%	$0.36
Common Dividend Payout Ratio	49%	45%		47%

(FTE) Fully Taxable Equivalent
(a) Annualized
			%
	6/30'11YTD	6/30'10YTD	Change

Net Interest Income (FTE)	$110,830	$113,602	-2.4%
Provision for Loan Losses	5,600	5,600	0.0%
Noninterest Income	30,035	31,240	-3.9%
Noninterest Expense:
Settlements	2,100	23	n/m
Other	63,532	64,103	-0.9%
Total Noninterest Expense	65,632	64,126	2.3%
Income Before Taxes (FTE)	69,633	75,116	-7.3%
Income Tax Provision (FTE)	25,982	27,979	-7.1%
Net Income	$43,651	$47,137	-7.4%

Average Common Shares Outstanding	28,895	29,217	-1.1%
Diluted Average Common Shares	29,073	29,582	-1.7%

Operating Ratios:
Basic Earnings Per Common Share	$1.51	$1.61	-6.2%
Diluted Earnings Per Common Share	1.51	1.59	-5.0%
Return On Assets (a)	1.78%	1.99%
Return On Common Equity (a)	16.1%	18.5%
Net Interest Margin (FTE) (a)	5.37%	5.61%
Efficiency Ratio (FTE)	46.6%	44.3%

Dividends Paid Per Common Share	$0.72	$0.72	0.0%
Common Dividend Payout Ratio	48%	45%

(a) Annualized

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Interest and Fee Income (FTE)	$57,990	$59,718	-2.9%	$57,296
Interest Expense	2,153	3,145	-31.5%	2,303
Net Interest Income (FTE)	$55,837	$56,573	-1.3%	$54,993

Average Earning Assets	$4,156,226	$4,033,831	3.0%	$4,153,110
Average Interest--
Bearing Liabilities	2,854,427	2,754,458	3.6%	2,870,661

Yield on Earning Assets (FTE) (a)	5.59%	5.93%		5.57%
Cost of Funds (a)	0.21%	0.31%		0.22%
Net Interest Margin (FTE) (a)	5.38%	5.62%		5.35%
Interest Expense/
Interest-Bearing Liabilities (a)	0.30%	0.46%		0.34%
Net Interest Spread (FTE) (a)	5.29%	5.47%		5.23%

			%
	6/30'11YTD	6/30'10YTD	Change

Interest and Fee Income (FTE)	$115,286	$120,281	-4.2%
Interest Expense	4,456	6,679	-33.3%
Net Interest Income (FTE)	$110,830	$113,602	-2.4%

Average Earning Assets	$4,154,676	$4,072,374	2.0%
Average Interest--
Bearing Liabilities	2,862,498	2,800,047	2.2%

Yield on Earning Assets (FTE) (a)	5.59%	5.94%
Cost of Funds (a)	0.22%	0.33%
Net Interest Margin (FTE) (a)	5.37%	5.61%
Interest Expense/
Interest-Bearing Liabilities (a)	0.31%	0.48%
Net Interest Spread (FTE) (a)	5.28%	5.46%

(a) Annualized

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Total Assets	$4,927,849	$4,731,270	4.2%	$4,940,998
Total Earning Assets	4,156,226	4,033,831	3.0%	4,153,110
Total Loans	2,801,094	2,924,515	-4.2%	2,870,307
Commercial Loans	674,441	773,814	-12.8%	713,981
Commercial RE Loans	1,222,393	1,224,442	-0.2%	1,251,610
Consumer Loans	904,260	926,259	-2.4%	904,716
Total Investment Securities	1,355,132	1,109,316	22.2%	1,282,803
Available For Sale (Market)	739,211	435,317	69.8%	705,570
Held To Maturity	615,921	673,999	-8.6%	577,233
Unrealized Gain	17,874	16,361	n/m	12,975

Loans/Deposits	67.6%	75.1%		69.4%

	6/30'11YTD	6/30'10YTD	Change

Total Assets	$4,934,387	$4,771,872	3.4%
Total Earning Assets	4,154,676	4,072,374	2.0%
Total Loans	2,835,509	2,960,372	-4.2%
Commercial Loans	694,101	784,970	-11.6%
Commercial RE Loans	1,236,921	1,231,354	0.5%
Consumer Loans	904,487	944,048	-4.2%
Total Investment Securities	1,319,167	1,112,002	18.6%
Available For Sale (Market)	722,484	419,720	72.1%
Held To Maturity	596,683	692,282	-13.8%
Unrealized Gain	17,874	16,361	n/m

Loans/Deposits	68.5%	75.4%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Total Deposits	$4,143,749	$3,895,671	6.4%	$4,138,799
Noninterest Demand	1,466,754	1,384,249	6.0%	1,463,075
Interest Bearing Transaction	703,907	664,952	5.9%	716,111
Savings	1,111,606	954,367	16.5%	1,077,203
Time greater than $100K	543,247	541,213	0.4%	548,238
Time less than $100K	318,235	350,890	-9.3%	334,172
Total Short-Term Borrowings	103,177	206,313	-50.0%	110,848
Federal Home Loan Bank Advances	48,248	10,273	n/m	57,771
Long-Term Debt	26,007	26,450	-1.7%	26,318
Shareholders' Equity	545,637	518,128	5.3%	545,203

Demand Deposits/
Total Deposits	35.4%	35.5%		35.4%
Transaction & Savings
Deposits / Total Deposits	79.2%	77.1%		78.7%

			%
	6/30'11YTD	6/30'10YTD	Change

Total Deposits	$4,141,288	$3,925,321	5.5%
Noninterest Demand	1,464,925	1,382,036	6.0%
Interest Bearing Transaction	709,975	664,239	6.9%
Savings	1,094,500	959,898	14.0%
Time greater than $100K	545,729	548,537	-0.5%
Time less than $100K	326,159	370,611	-12.0%
Total Short-Term Borrowings	106,991	212,898	-49.7%
Federal Home Loan Bank Advances	52,983	17,397	n/m
Long-Term Debt	26,161	26,467	-1.2%
Shareholders' Equity	545,421	512,796	6.4%

Demand Deposits/
Total Deposits	35.4%	35.2%
Transaction & Savings
Deposits / Total Deposits	78.9%	76.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
		Q2'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,156,226	$57,990	5.59%
Total Loans (FTE)	2,801,094	42,120	6.03%
Commercial Loans (FTE)	674,441	10,826	6.44%
Commercial RE Loans	1,222,393	20,017	6.57%
Consumer Loans	904,260	11,277	5.00%
Total Investments (FTE)	1,355,132	15,870	4.68%

Interest Expense Paid
Total Earning Assets	4,156,226	2,153	0.21%
Total Interest-Bearing Liabilities	2,854,427	2,153	0.30%
Total Interest-Bearing Deposits	2,676,995	1,777	0.27%
Interest-Bearing Transaction	703,907	194	0.11%
Savings	1,111,606	453	0.16%
Time less than $100K	318,235	548	0.69%
Time greater than $100K	543,247	582	0.43%
Total Short-Term Borrowings	103,177	47	0.18%
Federal Home Loan Bank Advances	48,248	128	1.05%
Long-Term Debt	26,007	201	3.08%

Net Interest Income and
Margin (FTE)		$55,837	5.38%

(a) Annualized
		Q2'10
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,033,831	$59,718	5.93%
Total Loans (FTE)	2,924,515	45,083	6.18%
Commercial Loans (FTE)	773,814	12,302	6.38%
Commercial RE Loans	1,224,442	20,240	6.63%
Consumer Loans	926,259	12,541	5.43%
Total Investments (FTE)	1,109,316	14,635	5.28%

Interest Expense Paid
Total Earning Assets	4,033,831	3,145	0.31%
Total Interest-Bearing Liabilities	2,754,458	3,145	0.46%
Total Interest-Bearing Deposits	2,511,422	2,180	0.35%
Interest-Bearing Transaction	664,952	218	0.13%
Savings	954,367	659	0.28%
Time less than $100K	350,890	449	0.51%
Time greater than $100K	541,213	854	0.63%
Total Short-Term Borrowings	206,313	491	0.94%
Federal Home Loan Bank Advances	10,273	52	2.00%
Long-Term Debt	26,450	422	6.38%

Net Interest Income and
Margin (FTE)		$56,573	5.62%

(a) Annualized
6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'11	Q2'10	Change	Q1'11

Service Charges on Deposits	$7,577	$8,629	-12.2%	$7,521
Merchant Processing Services	2,391	2,176	9.9%	2,171
Debit Card Fees	1,283	1,245	3.0%	1,201
ATM Processing Fees	997	1,021	-2.4%	935
Trust Fees	482	448	7.5%	493
Financial Services Commissions	117	223	-47.6%	29
Other Income	2,445	2,028	20.6%	2,393
Total Noninterest Income	$15,292	$15,770	-3.0%	$14,743

Total Revenue (FTE)	$71,129	$72,343	-1.7%	$69,736
Noninterest Income/Revenue (FTE)	21.5%	21.8%		21.1%
Service Charges/Avg. Deposits (a)	0.73%	0.89%		0.74%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.92	$9.93	-0.2%	$9.75
			%
	6/30'11YTD	6/30'10YTD	Change

Service Charges on Deposits	$15,098	$17,371	-13.1%
Merchant Processing Services	4,562	4,397	3.8%
Debit Card Fees	2,484	2,419	2.7%
ATM Processing Fees	1,932	1,912	1.0%
Trust Fees	975	829	17.6%
Financial Services Commissions	146	372	-60.7%
Other Income	4,838	3,940	22.8%
Total Noninterest Income	$30,035	$31,240	-3.9%

Total Revenue (FTE)	$140,865	$144,842	-2.7%
Noninterest Income/Revenue (FTE)	21.3%	21.6%
Service Charges/Avg. Deposits (a)	0.74%	0.89%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.83	$10.00	-1.7%

(a) Annualized

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Salaries & Benefits	$14,913	$15,476	-3.6%	$15,075
Occupancy	4,050	3,822	6.0%	4,025
Outsourced Data Processing	2,122	2,202	-3.7%	2,456
Settlements	2,100	--	n/m	--
Amortization of
Identifiable Intangibles	1,480	1,540	-3.9%	1,548
Professional Fees	1,453	867	67.7%	850
Equipment	1,038	1,116	-6.9%	933
Other Real Estate Owned	990	314	n/m	145
Courier	852	903	-5.6%	843
FDIC Insurance Assessment	740	1,260	-41.3%	1,220
Loan Expense	544	475	14.4%	394
Telephone	428	406	5.4%	435
Postage	363	454	-20.0%	368
Operational Losses	341	158	116.3%	248
Stationery & Supplies	323	330	-1.9%	323
Other Operating	2,572	2,772	-7.2%	2,460
Total Noninterest Expense	$34,309	$32,095	6.9%	$31,323

Average Full Time Equivalent Staff	987	1,018	-3.0%	1,001

Average Assets per Avg. FTE Staff	$4,993	$4,648	7.4%	$4,936
Revenues (FTE) per Avg. FTE Staff (a)	289	285	1.4%	283
Noninterest Expense/
Avg. Earning Assets (a)	3.31%	3.19%		3.06%
Noninterest Expense/Revenues (FTE)	48.2%	44.4%		44.9%

(a) Annualized
			%
	6/30'11YTD	6/30'10YTD	Change

Salaries & Benefits	$29,988	$31,368	-4.4%
Occupancy	8,075	7,599	6.3%
Outsourced Data Processing	4,578	4,442	3.1%
Settlements	2,100	23	n/m
Amortization of
Identifiable Intangibles	3,028	3,138	-3.5%
Professional Fees	2,303	1,530	50.6%
Equipment	1,971	2,167	-9.0%
Other Real Estate Owned	1,135	464	144.5%
Courier	1,695	1,810	-6.3%
FDIC Insurance Assessment	1,960	2,580	-24.0%
Loan Expense	938	893	5.0%
Telephone	863	795	8.5%
Postage	731	929	-21.3%
Operational Losses	589	378	55.8%
Stationery & Supplies	646	680	-5.0%
Other Operating	5,032	5,330	-5.6%
Total Noninterest Expense	$65,632	$64,126	2.3%

Average Full Time Equivalent Staff	994	1,025	-3.0%

Average Assets per Avg. FTE Staff	$4,964	$4,655	6.6%
Revenues (FTE) per Avg. FTE Staff (a)	286	285	0.4%
Noninterest Expense/
Avg. Earning Assets (a)	3.19%	3.18%
Noninterest Expense/Revenues (FTE)	46.6%	44.3%

(a) Annualized

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Average Total Loans	$2,801,094	$2,924,515	-4.2%	$2,870,307
Avg. Total Purchased
Covered Loans (1)	644,555	788,108	-18.2%	674,806
Avg. Total Purchased
Non-Covered Loans (2)	178,384	--	n/m	193,440
Avg. Total Originated Loans	1,978,155	2,136,407	-7.4%	2,002,061

Provision for Loan Losses	$2,800	$2,800	0.0%	$2,800
Gross Loan Losses	5,221	4,255	22.7%	5,243
Net Loan Losses	4,113	3,400	21.0%	4,115
Recoveries/Gross Losses	21%	20%		22%
Net Loan Losses/Avg.
Originated Loans (a)	0.83%	0.64%		0.83%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.57%	0.53%		0.57%
Provision for Loan Losses/
Net Loan Losses	68.1%	82.3%		68.0%

			%
	6/30'11YTD	6/30'10YTD	Change

Average Total Loans	$2,835,509	$2,960,372	-4.2%
Avg. Total Purchased
Covered Loans (1)	659,597	809,515	-18.5%
Avg. Total Purchased
Non-Covered Loans (2)	185,870	--	n/m
Avg. Total Originated Loans	1,990,042	2,150,857	-7.5%

Provision for Loan Losses	$5,600	$5,600	0.0%
Gross Loan Losses	10,464	8,711	20.1%
Net Loan Losses	8,228	6,927	18.8%
Recoveries/Gross Losses	21%	20%
Net Loan Losses/Avg.
Originated Loans (a)	0.83%	0.65%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.57%	0.53%
Provision for Loan Losses/
Net Loan Losses	68.1%	80.8%

(a) Annualized
(1) Covered loans represent purchased loans on which losses are shared with the FDIC per a
Loss Sharing Agreement. Covered loans were recorded at estimated fair value at
February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
9. Credit Quality.
	(dollars in thousands)
			%
	6/30/11	6/30/10	Change	3/31/11

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$16,038	$19,941	-19.6%	$21,222
Performing Nonaccrual	4,877	24	n/m	234
Total Nonaccrual Loans	20,915	19,965	4.8%	21,456
90+ Days Past Due Accruing Loans	555	712	-22.1%	439
Total	21,470	20,677	3.8%	21,895
Repossessed Loan Collateral	10,824	18,028	-40.0%	12,057
Total Originated
Nonperforming Assets	32,294	38,705	-16.6%	33,952

Nonperforming Purchased Covered Loans(1):
Nonperforming Nonaccrual	20,525	37,438	-45.2%	26,953
Performing Nonaccrual	7,066	22,908	-69.2%	6,705
Total Nonaccrual Loans	27,591	60,346	-54.3%	33,658
90+ Days Past Due Accruing Loans	472	249	89.6%	251
Total	28,063	60,595	-53.7%	33,909
Repossessed Purchased Covered
Loan Collateral (1)	24,348	23,670	2.9%	20,914
Total Nonperforming Purchased
Covered Assets (1)	52,411	84,265	-37.8%	54,823

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	26,478	--	n/m	33,975
Performing Nonaccrual	6,973	--	n/m	7,613
Total Nonaccrual Loans	33,451	--	n/m	41,588
90+ Days Past Due Accruing Loans	159	--	n/m	18
Total	33,610	--	n/m	41,606
Repossessed Purchased Non-Covered
Loan Collateral (2)	5,813	--	n/m	2,556
Total Nonperforming Purchased
Non-Covered Assets (2)	39,423	--	n/m	44,162

Total Nonperforming Assets	$124,128	$122,970	n/m	$132,937

Total Originated Loans Outstanding	$1,963,642	$2,124,570	-7.6%	$1,986,976
Total Purchased Covered
Loans Outstanding (1)	622,727	763,619	-18.5%	660,456
Total Purchased Non-Covered
Loans Outstanding (2)	164,844	--	n/m	187,203
Total Loans Outstanding	$2,751,213	$2,888,189	-4.7%	$2,834,635

Total Assets	$4,876,731	$4,727,086	3.2%	$4,937,429

Originated Loans:
Allowance for Loan Losses	$33,008	$39,716	-16.9%	$34,321
Allowance/Originated Loans	1.68%	1.87%		1.73%
Nonperforming Originated Loans/
Total Originated Loans	1.09%	0.97%		1.10%
Allowance/Originated
Nonperforming Loans	154%	192%		157%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$55,527	$75,522		$57,184
Discount/Purchased Covered
Loans, gross	8.19%	9.00%		7.97%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	4.51%	7.94%		5.13%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$22,078	--		$28,931
Discount/Purchased Non-Covered	11.81%	--		13.39%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	20.39%	--		22.23%

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans and other real estate owned represent purchased assets recorded at estimated fair value at August 20, 2010, the date of purchase.

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/11	6/30/10	Change	3/31/11

Shareholders' Equity	$549,340	$527,681	4.1%	$550,915
Tier I Regulatory Capital	410,279	391,538	4.8%	416,671
Total Regulatory Capital	447,369	426,674	4.9%	454,584

Total Assets	4,876,731	4,727,086	3.2%	4,937,429
Risk-Adjusted Assets	2,846,253	2,714,429	4.9%	2,879,621

Shareholders' Equity/
Total Assets	11.26%	11.16%		11.16%
Shareholders' Equity/
Total Loans	19.97%	18.27%		19.44%
Tier I Capital/Total Assets	8.41%	8.28%		8.44%
Tier I Capital/
Risk-Adjusted Assets	14.41%	14.42%		14.47%
Total Regulatory Capital/
Risk-Adjusted Assets	15.72%	15.72%		15.79%
Tangible Common Equity Ratio	8.39%	8.17%		8.28%
Common Shares Outstanding	28,540	29,118	-2.0%	28,920
Book Value Per Common Share	$19.25	$18.12	6.2%	$19.05
Market Value Per Common Share	$49.25	$52.52	-6.2%	$51.37

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'11	Q2'10	Change	Q1'11

Total Shares Repurchased	401	220	n/m	239
Average Repurchase Price	$49.01	$56.35	-13.0%	$50.47
Net Shares Repurchased	380	88	n/m	170

			%
	6/30'11YTD	6/30'10YTD	Change

Total Shares Repurchased	640	308	n/m
Average Repurchase Price	$49.56	$55.90	-11.3%
Net Shares Repurchased	550	90	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/11	6/30/10	Change	3/31/11
Assets:
Cash and Money Market Assets	$320,119	$294,582	8.7%	$348,499

Investment Securities:
Available For Sale	705,078	466,500	51.1%	741,603
Held to Maturity	669,452	652,958	2.5%	591,923

Purchased Covered Loans (1)	622,727	763,619	-18.5%	660,456
Purchased Non-Covered Loans (2)	164,844	--	n/m	187,203
Originated Loans	1,963,642	2,124,570	-7.6%	1,986,976
Allowance For Loan Losses	(33,008)	(39,716)	-16.9%	(34,321)
Total Loans, net	2,718,205	2,848,473	-4.6%	2,800,314

Non-Covered Other Real Estate
Owned	16,637	18,028	-7.7%	14,613
Covered Other Real Estate
Owned, net (1)	24,348	23,670	2.9%	20,914
Premises and Equipment	35,015	36,816	-4.9%	35,704
Identifiable Intangibles	31,576	32,529	-2.9%	33,056
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	234,628	231,857	1.2%	229,130

Total Assets	$4,876,731	$4,727,086	3.2%	$4,937,429

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,446,973	$1,427,611	1.4%	$1,476,590
Interest-Bearing Transaction	685,977	642,202	6.8%	689,475
Savings	1,106,872	954,285	16.0%	1,098,018
Time	848,563	866,462	-2.1%	876,290
Total Deposits	4,088,385	3,890,560	5.1%	4,140,373

Short-Term Borrowed Funds	106,727	210,503	-49.3%	104,359
Federal Home Loan Bank Advances	46,351	10,223	n/m	51,490
Debt Financing and Notes Payable	25,853	26,430	-2.2%	26,108
Other Liabilities	60,075	61,689	-2.6%	64,184
Total Liabilities	4,327,391	4,199,405	3.0%	4,386,514

Shareholders' Equity:
Common Equity:
Paid-In Capital	378,337	375,713	0.7%	381,866
Accumulated Other
Comprehensive Income	8,251	6,314	n/m	2,526
Retained Earnings	162,752	145,654	11.7%	166,523
Total Shareholders' Equity	549,340	527,681	4.1%	550,915

Total Liabilities and
Shareholders' Equity	$4,876,731	$4,727,086	3.2%	$4,937,429

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'11	Q2'10	Change	Q1'11
Interest & Fee Income:
Loans	$41,272	$44,060	-6.3%	$41,363
Money Market Assets	--	--	n/m	--
Investment Securities:
Available for Sale	5,684	4,026	41.2%	5,218
Held to Maturity	6,132	6,992	-12.3%	5,913
Total Interest Income	53,088	55,078	-3.6%	52,494

Interest Expense:
Transaction Deposits	194	218	-10.9%	198
Savings Deposits	453	659	-31.2%	473
Time Deposits	1,130	1,303	-13.3%	1,219
Short-Term Borrowed Funds	47	491	-90.3%	62
Federal Home Loan Bank Advances	128	52	n/m	151
Debt Financing and Notes Payable	201	422	-52.5%	200
Total Interest Expense	2,153	3,145	-31.5%	2,303

Net Interest Income	50,935	51,933	-1.9%	50,191

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	7,577	8,629	-12.2%	7,521
Merchant Processing Services	2,391	2,176	9.9%	2,171
Debit Card Fees	1,283	1,245	3.0%	1,201
ATM Processing Fees	997	1,021	-2.4%	935
Trust Fees	482	448	7.5%	493
Financial Services Commissions	117	223	-47.6%	29
Other	2,445	2,028	20.6%	2,393
Total Noninterest Income	15,292	15,770	-3.0%	14,743

Noninterest Expense:
Salaries and Benefits	14,913	15,476	-3.6%	15,075
Occupancy	4,050	3,822	6.0%	4,025
Outsourced Data Processing	2,122	2,202	-3.7%	2,456
Settlements	2,100	--	n/m	--
Amortization of Identifiable Intangibles	1,480	1,540	-3.9%	1,548
Professional Fees	1,453	867	67.7%	850
Equipment	1,038	1,116	-6.9%	933
Other Real Estate Owned	990	314	n/m	145
Courier Service	852	903	-5.6%	843
FDIC Insurance Assessment	740	1,260	-41.3%	1,220
Other	4,571	4,595	-0.5%	4,228
Total Noninterest Expense	34,309	32,095	6.9%	31,323

Income Before Income Taxes	29,118	32,808	-11.2%	30,811
Income Tax Provision	7,849	9,247	-15.1%	8,429
Net Income	$21,269	$23,561	-9.7%	$22,382

Average Common Shares Outstanding	28,771	29,207	-1.5%	29,021
Diluted Common Shares Outstanding	28,923	29,568	-2.2%	29,225

Per Common Share Data:
Basic Earnings	$0.74	$0.81	-8.6%	$0.77
Diluted Earnings	0.74	0.80	-7.5%	0.77
Dividends Paid	0.36	0.36	0.0%	0.36
			%
	6/30'11YTD	6/30'10YTD	Change
Interest & Fee Income:
Loans	$82,635	$88,762	-6.9%
Money Market Assets	--	1	n/m
Investment Securities:
Available for Sale	10,902	7,921	37.6%
Held to Maturity	12,045	14,397	-16.3%
Total Interest Income	105,582	111,081	-5.0%

Interest Expense:
Transaction Deposits	392	435	-10.0%
Savings Deposits	926	1,398	-33.8%
Time Deposits	2,349	2,835	-17.2%
Short-Term Borrowed Funds	109	1,028	-89.4%
Federal Home Loan Bank Advances	279	136	n/m
Debt Financing and Notes Payable	401	847	-52.7%
Total Interest Expense	4,456	6,679	-33.3%

Net Interest Income	101,126	104,402	-3.1%

Provision for Loan Losses	5,600	5,600	0.0%

Noninterest Income:
Service Charges	15,098	17,371	-13.1%
Merchant Processing Services	4,562	4,397	3.8%
Debit Card Fees	2,484	2,419	2.7%
ATM Processing Fees	1,932	1,912	1.0%
Trust Fees	975	829	17.6%
Financial Services Commissions	146	372	-60.7%
Other	4,838	3,940	22.8%
Total Noninterest Income	30,035	31,240	-3.9%

Noninterest Expense:
Salaries and Benefits	29,988	31,368	-4.4%
Occupancy	8,075	7,599	6.3%
Outsourced Data Processing	4,578	4,442	3.1%
Settlements	2,100	23	n/m
Amortization of Identifiable Intangibles	3,028	3,138	-3.5%
Professional Fees	2,303	1,530	50.6%
Equipment	1,971	2,167	-9.0%
Other Real Estate Owned	1,135	464	144.5%
Courier Service	1,695	1,810	-6.3%
FDIC Insurance Assessment	1,960	2,580	-24.0%
Other	8,799	9,005	-2.3%
Total Noninterest Expense	65,632	64,126	2.3%

Income Before Income Taxes	59,929	65,916	-9.1%
Income Tax Provision	16,278	18,779	-13.3%
Net Income	$43,651	$47,137	-7.4%

Average Common Shares Outstanding	28,895	29,217	-1.1%
Diluted Common Shares Outstanding	29,073	29,582	-1.7%

Per Common Share Data:
Basic Earnings	$1.51	$1.61	-6.2%
Diluted Earnings	1.51	1.59	-5.0%
Dividends Paid	0.72	0.72	0.0%
CONTACT:  Westamerica Bancorporation
          Robert A. Thorson - SVP & Chief Financial Officer
          707-863-6840